UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

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                             FORM 8-K

                          CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report: September 7, 2004
                (Date of earliest event reported)

                   GK INTELLIGENT SYSTEMS, INC.
      (Exact name of Registrant as specified in its charter)

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          Delaware                  000-22057                76-0513297
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification No.)



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                       2606 Yorktown Place
                       Houston, Texas 77056
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       (Address of principal executive offices) (Zip Code)

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Registrant's telephone number, including area code: (713) 626-1504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02

On September 7, 2004, the Registrant issued a press release to report net revenues for its wholly-owned subsidiary Stellar Software Network Inc. A copy of the press release is attached to this current report on Form 8-K as
Exhibit  99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange
Act, except as expressly set forth by specific reference in such a filing.


Item 9.01

c)  The  following  exhibits  are  furnished  with  this  report:

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------

99.1                     Press  Release  dated  September 7,  2004.


                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GK Intelligent Systems, Inc.
                                       (Registrant)



Date:  September 14, 2004              /s/  Gary F. Kimmons
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                                       Gary F. Kimmons,
                                       President and Chief
                                       Executive Officer